EXHIBIT 99.1

Contact:	Dan Cravens 480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS MARCH TRAFFIC RESULTS
TEMPE, Ariz., April 3, 2009 — US Airways Group, Inc. (NYSE: LCC) today reported March and year-to-date 2009 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.9 billion, down 8.9 percent versus March 2008. Capacity was 6.0 billion available seat miles (ASMs), down 6.1 percent versus March 2008. Passenger load factor for the month of March was 81.9 percent, down 2.6 points versus March 2008.
US Airways President Scott Kirby said, “Our March traffic results reflect the Easter holiday shift from March in 2008 to April in 2009 as well as a reduction in travel that we, like the rest of the industry, experienced during the month. Both of these factors contributed to a decrease in consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) of approximately 17 to 19 percent versus the same period last year. However, our a la carte revenue initiatives introduced in 2008 continue to offset some of this weakness as our total revenue per available seat mile on a year-over-year basis declined between 13 and 15 percent.”
For the month of March, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 79.6 percent with a completion factor of 98.1 percent.
The following summarizes US Airways Group’s traffic results for the month and year-to-date consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
MARCH

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	3,861,468	4,333,238	(10.9)
Atlantic	536,386	579,242	(7.4)
Latin	515,376	480,936	7.2

Total Mainline Revenue Passenger Miles	4,913,230	5,393,416	(8.9)

Mainline Available Seat Miles (000)
Domestic	4,589,479	5,109,037	(10.2)
Atlantic	736,310	710,472	3.6
Latin	671,094	566,415	18.5

Total Mainline Available Seat Miles	5,996,883	6,385,924	(6.1)

Mainline Load Factor (%)
Domestic	84.1	84.8	(0.7	) pts
Atlantic	72.8	81.5	(8.7	) pts
Latin	76.8	84.9	(8.1	) pts

Total Mainline Load Factor	81.9	84.5	(2.6	) pts

Mainline Enplanements
Domestic	3,978,680	4,432,067	(10.2)
Atlantic	135,960	148,203	(8.3)
Latin	403,340	378,741	6.5

Total Mainline Enplanements	4,517,980	4,959,011	(8.9)
YEAR TO DATE

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	10,571,826	11,798,235	(10.4)
Atlantic	1,371,170	1,439,386	(4.7)
Latin	1,365,667	1,251,817	9.1

Total Mainline Revenue Passenger Miles	13,308,663	14,489,438	(8.1)

Mainline Available Seat Miles (000)
Domestic	13,092,724	14,753,545	(11.3)
Atlantic	2,079,936	2,050,533	1.4
Latin	1,806,454	1,530,878	18.0

Total Mainline Available Seat Miles	16,979,114	18,334,956	(7.4)

Mainline Load Factor (%)
Domestic	80.7	80.0	0.7	pts
Atlantic	65.9	70.2	(4.3	) pts
Latin	75.6	81.8	(6.2	) pts

Total Mainline Load Factor	78.4	79.0	(0.6	) pts

Mainline Enplanements
Domestic	10,982,211	12,184,414	(9.9)
Atlantic	352,073	368,670	(4.5)
Latin	1,075,021	982,851	9.4

Total Mainline Enplanements	12,409,305	13,535,935	(8.3)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
MARCH

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	175,581	186,926	(6.1)

Express Available Seat Miles (000)
Domestic	263,976	269,696	(2.1)

Express Load Factor (%)
Domestic	66.5	69.3	(2.8	) pts

Express Enplanements
Domestic	652,046	662,126	(1.5)
YEAR TO DATE

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	470,367	507,340	(7.3)

Express Available Seat Miles (000)
Domestic	761,422	783,918	(2.9)

Express Load Factor (%)
Domestic	61.8	64.7	(2.9	) pts

Express Enplanements
Domestic	1,753,932	1,811,784	(3.2)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
MARCH

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	4,037,049	4,520,164	(10.7)
Atlantic	536,386	579,242	(7.4)
Latin	515,376	480,936	7.2

Total Consolidated Revenue Passenger Miles	5,088,811	5,580,342	(8.8)

Consolidated Available Seat Miles (000)
Domestic	4,853,455	5,378,733	(9.8)
Atlantic	736,310	710,472	3.6
Latin	671,094	566,415	18.5

Total Consolidated Available Seat Miles	6,260,859	6,655,620	(5.9)

Consolidated Load Factor (%)
Domestic	83.2	84.0	(0.8	) pts
Atlantic	72.8	81.5	(8.7	) pts
Latin	76.8	84.9	(8.1	) pts

Total Consolidated Load Factor	81.3	83.8	(2.5	) pts

Consolidated Enplanements
Domestic	4,630,726	5,094,193	(9.1)
Atlantic	135,960	148,203	(8.3)
Latin	403,340	378,741	6.5

Total Consolidated Enplanements	5,170,026	5,621,137	(8.0)
YEAR TO DATE

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	11,042,193	12,305,575	(10.3)
Atlantic	1,371,170	1,439,386	(4.7)
Latin	1,365,667	1,251,817	9.1

Total Consolidated Revenue Passenger Miles	13,779,030	14,996,778	(8.1)

Consolidated Available Seat Miles (000)
Domestic	13,854,146	15,537,463	(10.8)
Atlantic	2,079,936	2,050,533	1.4
Latin	1,806,454	1,530,878	18.0

Total Consolidated Available Seat Miles	17,740,536	19,118,874	(7.2)

Consolidated Load Factor (%)
Domestic	79.7	79.2	0.5	pts
Atlantic	65.9	70.2	(4.3	) pts
Latin	75.6	81.8	(6.2	) pts

Total Consolidated Load Factor	77.7	78.4	(0.7	) pts

Consolidated Enplanements
Domestic	12,736,143	13,996,198	(9.0)
Atlantic	352,073	368,670	(4.5)
Latin	1,075,021	982,851	9.4

Total Consolidated Enplanements	14,163,237	15,347,719	(7.7)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways is also providing a brief update on notable company accomplishments during the month of March:
•	Received tentative approval to begin Philadelphia-Charlotte-Rio de Janeiro flying in Fall 2009 from the DOT.

•	For the eleventh consecutive year, the airline’s Charlotte line maintenance facility was bestowed the Diamond Award—the Federal Aviation Administration’s highest recognition—for excellence in maintenance training.
US Airways was America’s number one on-time airline in 2008 among the “Big Six” hub-and-spoke airlines according to the U.S. Department of Transportation’s (DOT) monthly Air Travel Consumer Report. US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,200 flights per day and serves 200 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The airline employs nearly 34,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers our customers more than 16,500 daily flights to 912 destinations in 159 countries worldwide. And for the eleventh consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration (FAA) for its Charlotte, North Carolina hub line maintenance facility. For more company information, visit usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of future significant operating losses; the impact of economic conditions; changes in prevailing interest rates, a reduction in the availability of financing and increased costs of financing; the Company’s high level of fixed obligations and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes and operate pursuant to the terms of our financing facilities (particularly the financial covenants); the ability of the Company to maintain adequate liquidity; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations, including the ability of the Company to complete the integration of the labor groups of the Company and America West Holdings; reliance on vendors and service providers and the ability of the Company to obtain and maintain commercially reasonable terms with those vendors and service providers; the impact of fuel price volatility, significant disruptions in fuel supply and further significant increases to fuel prices; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of the integration of the

Company’s business units; the impact of changes in the Company’s business model; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the impact of industry consolidation; the ability to attract and retain qualified personnel; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; government legislation and regulation, including environmental regulation; the Company’s ability to obtain and maintain adequate facilities and infrastructure to operate and grow the Company’s route network; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; security-related and insurance costs; weather conditions; the cyclical nature of the airline industry; the impact of foreign currency exchange rate fluctuations; the ability to use pre-merger NOLs and certain other tax attributes; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-K for the year ended December 31, 2008 and in the Company’s filings with the SEC, which are available at www.usairways.com.
-LCC-